UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2005

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RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

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Nevada	000-07336	59-34862971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL 32904
(Address of principal executive offices) (Zip Code)

(321) 984-1414

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry Into a Material Definitive Agreement

RELM Wireless Corporation (the “Company”) was awarded as of July 6, 2005 an exclusive requirements contract by the United States Postal Service (“USPS”) to provide two-way portable radios and accessories to USPS installations throughout the U.S. and its territories and possessions, including main and associate post offices, administrative offices, training and technical centers, and headquarters. The contract is effective immediately for an initial term of one year and provides for four one-year renewals, and is terminable by either party upon 180 days’ written notice. The contract does not specify purchase dates or quantities of equipment. A copy of the Company’s press release dated July 18, 2005 concerning this contract is filed herewith as Exhibit 99.1.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company dated July 18 , 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION
(Registrant)

By:	/s/WILLIAM P. KELLY
William P. Kelly Executive Vice President and Chief Financial Officer

Date:  July 20, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated July 18 , 2005